Supplement to Prospectus dated 09/10/2012

Valley Forge Fund, Inc.

(the “Fund”)

Supplement to the Fund’s Statutory Prospectuses dated May 1, 2012

On August 21, 2012, the Board of Directors of the Fund, including the Board’s independent members, determined that it was in the best interests of the Fund’s Shareholders to terminate the Fund’s investment advisory agreement with Valley Forge Management Corporation (“VFMC”) effective as of October 31, 2012.

The Board is actively identifying, and performing due diligence reviews of a number of investment advisory firm candidates.  It is anticipated that the Fund and the selected investment advisory firm (the “New Adviser”) will enter into an interim investment management agreement (valid for a period of up to 150 days) to become effective on or about November 1, 2012 (the “Interim Agreement”).   It is anticipated that New Adviser will waive all of its investment advisory fees under the Interim Agreement during a transition period to be mutually agreed, which is not expected to exceed the term of the Interim Agreement.  For any period during which the Fund pays the New Adviser an advisory fee, the advisory fee will at a rate less than or equal to the fee rate currently payable to VFMC.

It is also anticipated that the Fund and the New Adviser will enter into a new investment advisory agreement, which will be subject to Shareholder approval.  It is expected that the Shareholder Meeting will take place in December, 2012.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2012.